Exhibit 99.2

Rethinking Ophthalmology Oculis Company Overview October 2022

Disclaimer (1 of 2)

Oculis

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between European Biotech Acquisition Corp. ("SPAC") and Oculis SA (together with its subsidiaries, the "Company"). The information contained herein does not purport to be all-inclusive and none of SPAC, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither the Company nor SPAC has verified, or will verify, any part of this Presentation, and the information in this Presentation is subject to change. The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by the Company, SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of SPAC, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of SPAC and the Company and is intended for the recipient hereof only.

This Presentation supersedes all previous investor presentations delivered in connection with the Business Combination. You should only refer to the information in this version of the Presentation.

Forward-Looking Statements

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "project," "intend," "future," "potential," "poised," "advance," "reach," "maintain," or "continue," and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical studies, our clinical studies, our research and development programs, our regulatory strategy, our future development plans, our ability to advance product candidates into, and successfully complete, and the timing or likelihood of regulatory filings and approvals, as well as any statements regarding our ability to consummate the proposed Business Combination, are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, assurance, prediction or definitive statement of a fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the SPAC and the Company All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks and uncertainties include changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that required shareholder approvals are not obtained.

Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SPAC nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this Presentation.

The Company and SPAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Presentation and such liability is expressly disclaimed. The recipient agrees that it shall not seek to sue or otherwise hold the Company, SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation. Only those particular representations and warranties of the Company or SPAC made in a definitive written agreement regarding the transaction (which will not contain any representation or warranty relating to this Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect.

Copyright of this Presentation is owned by the Company. No part of this presentation may be reproduced in any manner without the permission of the Company.

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Disclaimer (2 of 2)

Oculis

Industry and Market Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

This presentation concerns drugs that are in development and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). No representation is made as to the safety or effectiveness of any of the products in development, nor for any products which may have applications pending before the FDA.

Any trademarks, servicemarks, trade names and copyrights of the Company and other companies contained in this Presentation are the property of their respective owners.

Additional Information

In connection with the proposed Business Combination, the parties will file a Registration Statement with the SEC containing a preliminary proxy statement of SPAC and a preliminary prospectus of the combined company, and after the registration statement is declared effective, SPAC will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SPAC's shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents which will be filed in connection with the proposed Business Combination, as these materials will contain important information about SPAC, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders can obtain copies of the preliminary proxy statement/prospectus and will be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: European Biotech Acquisition Corp., Johannes Vermeerplein 9, 1071 DV Amsterdam, Netherlands.

Participants in the Solicitation

SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC's shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SPAC will be contained in SPAC's final prospectus related to its initial public offering, which will be filed with the SEC and will become available free of charge at the SEC's web site at www.sec.gov, or by directing a request to European Biotech Acquisition Corp., Johannes Vermeerplein 9, 1071 DV Amsterdam, Netherlands. Additional information regarding the interests of such participants will be contained in the Registration Statement.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be contained in the Registration Statement.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company and SPAC reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the transaction at any time and without prior notice to the recipient or any other person or entity. The Company and SPAC also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (iii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by the Company, the SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that the Company, SPAC and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the transaction. None of the Company, SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted.

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4 4 Strictly private and confidential Commercially confidential information Risks Related to Our Financial Position and Need For Additional Capital • We are a clinical - stage biopharmaceutical company with a limited operating history and no products approved. We will need substa ntial additional funding to support our operations and pursue our growth strategy. If we are unable to raise capital when needed, we could be forced to delay, reduce or eliminate our product development programs or commercialization efforts. Risks Related to Clinical Development • We depend heavily on the success of our candidates OCS - 01, OCS - 02, and OCS - 05. Our approaches to the treatment of ophthalmic dis eases are unproven, and clinical trials of our product candidates may not be successful. If we are unable to successfully complete clinical development of, and obtain marke tin g approvals for, our product candidates, or experience significant delays in doing so, or if after obtaining marketing approvals, we fail to commercialize these product can didates, our business will be materially harmed. • We have not yet successfully completed any Phase 3 clinical trials nor commercialized any pharmaceutical products, which may mak e it difficult to evaluate our future prospects. • The outcome of preclinical testing and early clinical trials may not be predictive of the success of later - stage clinical trials . • The ongoing COVID - 19 pandemic may, directly or indirectly, adversely affect our business, results of operations and financial co ndition. Risks Related to Technical Development / Manufacturing • The manufacture of our product development candidates may require outsourced, custom manufacturing and we may encounter diffi cul ties in production, particularly with respect to formulation, process development or scaling up of manufacturing capabilities. If we, or our CMOs, encounter such d iff iculties, our ability to provide supply of our product candidates for preclinical studies, clinical trials or our products for patients, if approved, could be delayed or st opp ed, or we may be unable to maintain a commercially viable cost structure. Risks Related to Regulatory Approval of Our Product Candidates and Other Legal Compliance Matters • If we experience delays or difficulties in the enrollment of patients in clinical trials, our receipt of necessary regulatory ap provals could be delayed or prevented. • We may be required, or choose, to suspend, repeat or terminate our clinical trials if they are not conducted in accordance wi th regulatory requirements, the results are negative or inconclusive, the trials are not well - designed, or research participants experience adverse safety outcomes. Risks Related to Commercialization • If approved for marketing, sale, or distribution, our products may fail to achieve the degree of market acceptance by physici ans , patients, third - party payors and others in the medical community necessary for commercial success in the U.S. or internationally, and the market opportunity for these produ cts may be smaller than we estimate. • Any product candidate for which we obtain marketing approval may become subject to unfavorable pricing regulations, third - party coverage or reimbursement practices or healthcare reform initiatives, which could harm our business. Risks Related to Our Intellectual Property • If our patent position does not adequately protect our product candidates, others could compete against us more directly, whi ch would harm our business. Risk Factors

EBAC overview

Led by some of Europe's most experienced healthcare investors

Executive team

Eduardo Bravo
Chief Executive Officer



- Over 25 years of senior management and board experience in the biopharmaceutical sector
- Previously CEO at Nordic Nanovector, Cellerix and TiGenix (oversaw several financing rounds, IPO on Nasdaq in 2016 and acquisition by Takeda in 2018)
- Currently Chairman of the Boards at Vivet Therapeutics and Engitix Therapeutics, and a Board Member at Sutura Therapeutics



Koen Sintnicolaas
Chief Financial Officer



Gisela Wolf
Legal Counsel

Board (Lead, Manage, Develop)



Martin Kleijwegt
Chairman, Founder and Managing partner



Mark Wegter
Board member, Managing partner



Onno van de Stolpe
Independent Board Member Former CEO and Founder Galapagos



Volkert Doeksen
Independent Board Member Senior Advisor at The Carlyle Groups



Sam Fazeli
Independent Board Member Head of research EMEA at Bloomberg Intelligence, London

Support team



Geraldine O'Keeffe
Partner



Felice Verduyn
Partner

Broader EQT Life Sciences team

19	200+	26	17
PhDs and MDs	KOLs	Investment professionals	Years at LSP / EQT Life Sciences (partner average)

EQT Life Sciences (formerly LSP) is an affiliate of EBAC Sponsor (LSP Sponsor EBAC B.V.).

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European Biotech Acquisition Corp. ("EBAC") expects to enter into a definitive agreement to merge with Oculis

Oculis

Transaction Overview

- EBAC (NASDAQ: EBAC) to combine with Oculis at a $218 million pro forma enterprise value (1,2,3,4)
- Transaction to be funded through a combination of EBAC's $128 million Cash in Trust(1) and $76 million of committed PIPE financing(5)
- EBAC sponsor to retain 2.8 million founder shares(2)
- Existing shareholders of Oculis to roll 100% of holdings and maintain ~47% pro-forma ownership in the combined company(2)

✓ **Transaction proceeds to Oculis will fund the continued clinical development of pipeline products, as well as for working capital and other general corporate purposes**

EBAC is a compelling SPAC partner for Oculis

✓ Supported by Life Sciences Partners, one of Europe's largest and most experienced healthcare investment firms

✓ Track record going back 30 years, Life Sciences Partners has raised more than €3 billion, and invested in over 150 private companies

✓ 17 successful exits in the last 5 years, including 6 IPOs

✓ Life Sciences Partners is a value-added partner to Oculis with a global portfolio of assets and relationships

(1) Assumes no redemptions from EBAC Trust. Excludes interest earned in the Trust. SPAC cash amount subject to change depending on actual interest earned. Approximately $7m in non-redemption agreements committed from existing EBAC investors at announcement.
(2) Pro forma share count includes 20.3m seller's rollover shares, 12.8m EBAC public shares, 7.6m PIPE shares and 2.8m Sponsor Shares (including 1.6m of at-risk capital). Excludes impact of ~4.25m EBAC Public Warrants, ~0.15m Private Placement Warrants, 4m Seller Earn-out Shares and Proposed New Equity Incentive Plan.
(3) Oculis cash position of $28.8m as of the end of Q3 2022.
(4) Based on Company Equity Value under the terms of the BCA, with a pro-forma number of approximately 20.3m shares to be issued to Oculis shareholders as rollover equity.
(5) $12.7m of the PIPE financing is in the form of a convertible loan agreement at zero percent interest and convertible at closing.

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7 7 Strictly private and confidential Commercially confidential information To drive innovation to save sight and improve eye care Our Purpose

8 8 Strictly private and confidential Commercially confidential information Executive summary: Uniquely positioned to build significant value Advanced and diversified product portfolio ▪ Advanced pipeline with 2 Phase 3 and 2 Phase 2 b indications ▪ 10 + Innovative and differentiated clinical and preclinical programs ▪ 1 st Retina eye - drop for Diabetic Macular Edema (DME) ▪ 1 st Biologic eye - drop for Dry Eye Disease (DED) (upside potential from biomarker - driven precision medicine approach) ▪ 1 st Neuroprotective agent for neuro - retina treatments ▪ Targeting critical unmet needs in 3 major ophthalmology segments Poised to deliver innovative therapies Significant commercial potential 2023 2024 ▪ OCS - 01 Ocular Surgery Phase 3 readout ▪ OCS - 01 DME Phase 3 (Stage 1) readout ▪ OCS - 01 Ocular Surgery NDA ▪ OCS - 01 CME (1) PoC readout ▪ OCS - 02 DED Phase 2b readout ▪ OCS - 02 Uveitis Phase 2b readout ▪ OCS - 05 AON (2) PoC readout (1) Cystoid Macular Edema (CME). (2) Acute Optic Neuritis (AON). Near - term value inflection points expected

Addressing highly meaningful key unmet medical needs with 3 major innovations

OCS-01: Optireach® enables eye drops for retinal disease



Cyclodextrin
Drug molecule
Single complex
Complex aggregate water-soluble nanoparticle

Phase 3 in DME and Ocular Surgery

Proprietary technology for front and back of the eye

Topical **Diabetic Macular Edema** treatment

OCS-02: Antibody fragment technology enables biologic eye drop



Regions that bind to neutralize TNFα
IgG
Fab
scFv

Phase 2b in Dry Eye Disease and Uveitis

Topical anti-TNFα for **severe Dry Eye Disease** with potential biomarker for precision medicines

OCS-05: Promising neuroprotective agent in clinical trial



To address neurological damage

Phase 1/2a in Acute Optic Neuritis, with multiple additional applications

SGK-2 activator with neuroprotective potential for **Glaucoma, Geographic Atrophy, Diabetic Retinopathy & Neurotrophic Keratitis**

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Innovative, diversified and late-stage pipeline



Product Candidate(s)
Investigational Indication(s)
Pre-clinical
Phase 1
Phase 2
Phase 3
Next Catalysts
2023
2024
OCS-01
DIABETIC MACULAR EDEMA
Ph3 Stage 1 readout
INFLAMMATION AND PAIN FOLLOWING OCULAR SURGERY
Ph3 readout
NDA
CYSTOID MACULAR EDEMA
PoC readout
OCS-02
DRY EYE DISEASE
Ph2b readout
UVEITIS
Ph2b readout
OCS-05
ACUTE OPTIC NEURITIS
PoC readout
GLAUCOMA
GEOGRAPHIC ATROPHY
DIABETIC RETINOPATHY
NEUROTROPHIC KERATITIS
OCS-03
CORNEAL NV, PTERYGIUM
OCS-04
CORNEAL TRANSPLANT
(Undisclosed)
Wet-AMD(1), RVO(2), DR(3)

OCS-01 is based on the OPTIREACH® technology, OCS-02 is a single chain antibody fragment (ScFv) against TNFα and OCS-05 is a SGK-2 activator peptidomimetic small molecule with novel MoA targeting the activation of the trophic factor pathways.
(1) Age-related macular degeneration (AMD).
(2) Retinal Vein Occlusion (RVO).
(3) Diabetic Retinopathy (DR).

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11 11 Strictly private and confidential Commercially confidential information Experienced leadership team with successful track record Thorsteinn Loftsson CRTO & co - founder Riad Sherif Chief Executive Officer Pall Johannesson Chief Strategy Officer Sylvia Cheung Chief Financial Officer Marc Maderi Quality SVP Joanne Chang Chief Medical Officer Webb Ding COO & China President Bastian Dehmel Chief Dev. Officer Gudrun Bachmann CMC SVP x Over 200 years of cumulative experience at leading industry and drug development organizations x Combined experience in drug development leading to approvals and launches with >40 drug products across the world x Experience in managing and growing public companies and launching new classes of therapeutics x Commitment to build an industry leader in ophthalmic innovation

OCS - 01 in Diabetic Macular Edema (DME) & Post Ocular Surgery (in High - Risk Patients) Normal Vision Effects of DME 1 Normal Vision Possible Effects of DME OCS-01 in Diabetic Macular Edema (DME) 1 Normal Vision Possible Effects of DME OCS-01 in Diabetic Macular Edema (DME) 1 Normal Vision Possible Effects of DME OCS-01 in Diabetic Macular Edema (DME) 1 Normal Vision Possible Effects of DME OCS-01 in Diabetic Macular Edema (DME) Image: Source and Copyright: © 2022 by The Angiogenesis Foundation, Inc., All Rights Reserved. www.scienceofdme.org

OCS-01 First retina eye-drop in Phase 3

Oculis

First and only eye drop for retina	▪ Addressing DME, Ocular Surgery and CME
High potential commercial impact	▪ Total addressable US patient population for DME ~ 1.3M [1][2] and for Ocular Surgery ~2M[3][4]
Positive Ph2 in both indications	▪ 2 positive phase 2's in DME and Ocular Surgery ▪ Positive EoP2 meeting validates Phase 3 design
Near-term value inflection points	▪ DME: Phase 3 Stage 1 readout expected mid-2023 ▪ Ocular Surgery: Phase 3 readout expected mid-2023

(1) Decision Resources Group: DME – DR Landscape Forecast – Disease Landscape Forecast 2020(1)
(2) Gonzalez et al. 2016, Early and long-term responses to Anti-VEGF therapy in DME: Analysis of protocol I Data
(3) Meddevicetracker, HPCUnet (Clearview forecast)
(4) ARVO Annual Meeting Abstract, June 2021, Hennings et al. Prognostic determinants of postoperative pseudophakic macular oedema in a tertiary hospital setting

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14 14 Strictly private and confidential Commercially confidential information DME is a large and growing market with critical unmet needs Growing DME patient population size (1) Only invasive treatments approved Late start of treatment Global DME Patients (7% of diabetics (2) ) High burden of treatment $3bn $6bn $8bn 2019 2029 Untreated (58%) Treated (42%) Undiagnosed (46%) Diagnosed (54%) Not appropriate for early intervention A leading cause of new cases of blindness in US adults (3) 14 DME – Treatment rate and market size in G7 countries (US, EU5 and JP) (4) 20 21 37 m 20 45 53 m+ (1) International Diabetes Federation – diabetesatlas.org Estimated diabetes around the world in 2021: 537m, reaching 783m in 20 45 (2) Yau et al. Global Prevalence and Major Risk Factors of Diabetic Retinopathy, Diabetes Care 2012 Mar; 35(3): 556 - 564. (3) https://preventblindness.org/diabetic - macular - edema - dme/ (4) DRG Diabetic Macular Edema / Diabetic Retinopathy Disease Landscape & Forecast 2020 (5) Gonzalez 2016 Early and Long - term Responses to VEGF Therapy in DME: Analysis of protocol I data Among treated patients, ~40% have a suboptimal response at 12 weeks (5)

OCS-01 | Current DME treatment paradigm leaves two patient segments undertreated and losing vision

Oculis

Patient presents with DME symptoms
➡ Diagnosed by OCT[1]



24% DME recent onset [2]	43% DME with mild visual impairment [2]	33% DME with moderate to severe visual impairment [2]

DME Disease Progression and Treatment Landscape →

Current Treatment	*1st line* Observation → Laser	*1st line* Anti-VEGF → Laser / Steroid implant
Unmet Needs	**Early Onset Intervention** ▪ Physician's decision not to treat due to lack of appropriate treatment for early intervention ▪ ~ 19% of patients with good vision experience deterioration by ≥ 5 letters over 2 years[3]	**Complementary Non-invasive Treatment** ▪ Suboptimal response: Only 40/50% of patients respond adequately to anti-VEGF[4] ▪ Anti-VEGF use in clinical practice only ~30% of use in clinical trials[5] ▪ Patients not able to receive injections

Addressable US patient population: 1.3 million[4][6]

(1) Optical coherence tomography (OCT) imaging.
(2) Baseline Demographics and Clinical Characteristics of Treatment-Naive Patients with Diabetic Macular Edema Listed in the IRIS Registry (Table S1) www.aao.org
(3) Baker, Carl W., et al. "Effect of initial management with aflibercept vs laser photocoagulation vs observation on vision loss among patients with diabetic macular edema involving the center of the macula and good visual acuity: a randomized clinical trial." Jama 321.19 (2019): 1880-1894.
(4) Gonzalez 2016 Early and Long-term Responses to VEGF Therapy in DME: Analysis of protocol I data
(5) Kiss 2014 ; Berenger and Kiss, Feb. 2016, Real-world Utilization of VEGF agents (DME section), Review of Ophthalmology https://www.reviewofophthalmology.com/article/realworld-utilization-of-antivegf-agents
(6) Decision Resources Group: DME – DR Landscape Forecast – Disease Landscape Forecast 2020

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OCS-01 | First eye drop for DME

Oculis

Unique product candidate

OCS-01 is a unique high-concentration nanoparticle formulation of Dexamethasone (15mg/ml)

OPTIREACH®
Formulation Technology



Positive results in exploratory and Phase 2 studies in DME

DME Exploratory 1
19 pts Tanito Study
successfully completed

DME Exploratory 2
22 pts Ohira Study
successfully completed

DME Phase 2
144 pts
Randomized & double-masked
successfully completed

Phase 3 program initiated after positive Phase 2 results and EoP2 meeting

Patient Case (Phase 2 DX211)[3]
OCS-01 showed biological effect in CMT[1] reduction and BCVA[2] improvement

Age	55
Treatment Group	OCS-01
DME Dur.	4 m
Prior DME Tx	No
Baseline CMT[1]	765
Week 12 CMT[1]	328
Baseline BCVA[2]	40
W12 BCVA[2]	56


Baseline
Week 12

Exploratory 1: Investigator-initiated, open-label, single-center study. Tanito M, et al. Invest Ophthalmol Vis Sci. 2011;52:7944-7948
Exploratory 2: Ohira A, et al. Acta Ophthalmologica. 2015;93:610-615. Ohira A, et al. Acta Ophthalmologica. 2015;93:610-615.
DME Phase 2: Note: Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel P.)
(1) Central macular thickness (CMT)
(2) Best-corrected visual acuity (BCVA)
(3) Dugel PU. The Oculis OCS-01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami.

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17 17 Strictly private and confidential Commercially confidential information Safety Results OCS - 01 (n=99) Vehicle (n=45) Patients n (%) Patients n (%) ≥1 Ocular treatment - emergent ADR 32 (32.3) 9 (20.0) Increased intraocular pressure (IOP) 21 (21.2) 0 Eye irritation 3 (3.0) 0 Ocular hypertension 3 (3.0) 0 Cataract subcapsular 1 (1.0) 1 (2.2) Eyelid erythema 1 (1.0) 1 (2.2) Ocular hyperaemia 1 (1.0) 1 (2.2) Posterior capsule opacification 1 (1.0) 1 (2.2) Loss in BCVA ≥ 15 Letters in BCVA 1 (1.0) 1 (2.2) - 56.83 - 20.06 -60 -45 -30 -15 0 LS mean change in CMT (µm) OCS-01 (n=99) Vehicle (n=45) 2.62 1.04 0 1 2 3 4 Change from baseline in BCVA (ETDRS Letters) OCS-01 (n=99) Vehicle (n=45) OCS - 01 Positive Phase 2 DME study with 144 patients Statistically significant results in CMT (1) and BCVA (2) Mean CMT (Central Macular Thickness) change from Baseline at week 12 (3) Significant d ifference - 36.77 µm (95% CI - 68.74, - 4.80); p=0.0123 per pre - specified statistical model Mean BCVA (Best Corrected Visual Acuity) change from Baseline at week 12 (3) Significant d ifference 1.58 letters (95% CI - 1.12, 4.28); p=0.1258 per pre - specified statistical model Notes: Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL ( Dugel P.) ITT population, observed data only. CI = confidence interval; CMT = central macular thickness; ITT = intention - to - treat; LS = least squares; ADR = adverse drug reaction; IOP = intraocular pressure. (1) CMT: Central Macular Thickness (2) BCVA: Best Corrected Visual Acuity (3) Dugel PU. The Oculis OCS - 01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami.

18 18 Strictly private and confidential Commercially confidential information OCS - 01 | DME Phase 2: Higher response in both endpoints in typical Phase 3 population (1) Mean CMT change among patients with baseline BCVA ≤ 65 at Week 12 Mean BCVA change among patients with baseline BCVA ≤ 65 at week 12 3.8 0.9 0 1 2 3 4 5 6 Mean Change in BCVA From Baseline (ETDRS Letters) OCS-01 (n = 45) Vehicle (n = 14) - 77.4 - 23.1 -100 -80 -60 -40 -20 0 20 Mean ( ± SD) Change in CMT From Baseline ( μm ) OCS-01 (n = 45) Vehicle (n = 14) (1): Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel P.) Dugel PU. The Oculis OCS - 01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami. ETDRS: Early Treatment of Diabetic Retinopathy Study. Baseline vision (BCVA ≤ 65 ETDRS) for planned OCS - 01 Phase 3 studies in DME – confirmed by FDA in EoP2 meeting

19 19 Strictly private and confidential Commercially confidential information OCS - 01 | Data support OCS - 01 to meet two treatment gaps in DME Expands patient and prescriber base - 77.4 - 23.1 -100 -80 -60 -40 -20 0 Mean Change in CMT From Baseline ( μm ) - 41.9 - 10.6 -90 -40 Mean ( ± SD) Change in CMT From Baseline (μm) OCS-01 (n = 47) Vehicle (n = 28) Change in OCT among patients with baseline BCVA > 65 Change in OCT & BCVA among patients with baseline BCVA ≤ 65 3.8 0.9 0 1 2 3 4 5 6 Mean Change in BCVA From Baseline OCS-01 (n = 45) Vehicle (n = 14) Early intervention addresses retinal edema Standalone/Combination treatment as complementary alternative to anti - VEGF injection (1) Baseline Demographics and Clinical Characteristics of Treatment - Naïve Patients with Diabetic Macular Edema Listed in the IRIS Re gistry (Table S1) www.aao.org (2) Dugel PU. The Oculis OCS - 01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami. 24% DME recent onset DME with mild visual impairment 43% 33% DME with moderate to severe visual impairment OCS - 01 Topical Treatment Covers Entire Continuum of DME Care Physicians General Ophthalmologist Retina Specialists (1) (1) (1) Patient presents with DME symptoms Diagnosed by OCT A potential versatile and effective option to treat DME patients (2)

OCS-01 | Phase 3 DME study post positive EoP2 FDA meeting

Oculis

Protocol with loading dose & enriched population to drive probability of success

Successful EoP2 meeting with FDA supporting Phase 3 program

Phase 3 study design:
- Multicenter, randomized, double-masked, vehicle-controlled
- Stage 1: selection of dose regimen with better efficacy, 130 patients
- Stage 2: two global Phase 3 with ~350-450 pts each

Primary Endpoints (EoP2 meeting w/FDA) :
- Mean change in BCVA vs baseline at 52 weeks

Key Secondary Endpoints:
- Mean change in central retinal thickness assessed by SD-OCT
- % of patients with +15 ETDRS letters vs baseline

Key Enrollment Criteria:
- Diabetes mellitus 1 and 2
- ETDRS BCVA letter score between 65 and 24
- Macular thickness (CST) of ≥ 310 µm



Stage 1
6 weeks
6weeks
Screening
6x/day
3x/day
6x/day
3x/day
Randomization
2:1
End of treatment
Stage 1
Dose and sample size selection
Stage 2
52 weeks
Selected dose regimen
Matching vehicle
End of trial
OCS-01
Vehicle

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OCS-01 in Ocular Surgery provides unique medical profile in high-risk patients

Oculis

Ocular Surgery Market	OCS-01 1x/day resulted in statistically significant effect in inflammation and pain reduction	Cystoid Macular Edema (CME), the most significant cause of postoperative vision loss after ocular surgery[5]

U.S. Ocular Anterior Procedures[1] (M) 2019-2037



7.8
5.0
~10M total procedures in 2037

Skyggn: 150 patient Phase 2 Study results[2]

	Active Arm vs vehicle
ZERO INFLAMMATION D15	**51%** vs 20% p-value: 0.0009
PAIN FREE D4	**73%** vs 45% p-value: 0.0049

- Up to 56% of high-risk patients may experience clinically significant CME following ocular surgery[5]. Clinically significant CME occurs in up to 5.8% of cataract surgeries[5]
- **Approximately 30% of patients** who undergo ocular surgery have **higher risk of CME**, including patients with diabetes, uveitis and other risk factors[3]

Addressable US patient population: 2 million[1][3]

(1) Meddevicetracker, HPCUnet (Clearview forecast)
(2) Data on file, Skyggn phase 2 study
(3) ARVO Annual Meeting Abstract, June 2021, Hennings et al. Prognostic determinants of postoperative pseudophakic macular oedema in a tertiary hospital setting
(4) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5790635/
(5) https://crstodayeurope.com/articles/2013-julaug/prevention-of-cme-after-cataract-surgery

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OCS-01 | Unique profile to address major complication of surgery

Oculis

Shown retinal edema reduction to provide benefit against Cystoid Macular Edema

The only eye-drop with confirmed retinal benefit in both DME and CME

- ✓ OCS-01 demonstrated improvement in retinal edema / CME[1]
- ✓ Addresses critical unmet medical need for high-risk patients undergoing ocular surgery


OCS-01(1)

Next steps:

- ✓ Proof of concept study to be conducted to confirm CME role
- ✓ Readout expected in 2024

Ocular surgery development

- ✓ Positive Phase 2 Skyggn study largely de-risks Phase 3 program[2]
- ✓ Phase 3 study is to be conducted in US sites
  - 1x/day OCS-01 vs vehicle
  - Design similar to Skyggn study
  - Recruitment starting in Q3 2022
  - Readout expected around mid 2023 supporting NDA submission

Launch platform for OCS-01

- ✓ Approval in Ocular Surgery would provide earlier market access for OCS-01
- ✓ CME role provides unique medical & access profile

Source:
(1) Shulman, Shiri, et al. Topical dexamethasone–cyclodextrin nanoparticle eye drops for non-infectious Uveitic macular oedema and vitritis–a pilot study. Acta ophthalmologica 93.5 (2015): 411-415.
(2) Data on file, Skyggn phase 2 study

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OCS-01 Recap | First retina eye-drop

Oculis

First and only eye drop for retina	▪ First Eye drop in DME with unique match with two critical unmet medical needs: early intervention & treated patients with inadequate response ▪ A leading Ocular Surgery treatment with 1x/d dosing, combined with CME improvement as unique differentiation
High potential commercial impact	▪ Expands DME patient and prescriber base; enables general ophthalmologists to treat retina ▪ Total addressable US patient population for DME ~ 1.3M [1][2] and for Ocular Surgery ~2M[3][4]
Positive Ph2 in both indications	▪ DME: CMT & BCVA endpoints reached with statistical significance in Ph2 with 144 patients[5] ▪ Ocular Surgery: Pain and inflammation endpoints reached in Ph2 with 150 patients[6] ▪ Positive EoP2 meeting validates DME Phase 3 design which further de-risks program via patient population enrichment & loading dose / dose-selection stage
Near-term value inflection points	▪ DME: Phase 3 Stage 1 readout expected mid-2023 ▪ Ocular Surgery: Phase 3 readout expected mid-2023

(1) Decision Resources Group: DME – DR Landscape Forecast – Disease Landscape Forecast 2020(1)
(2) Gonzalez et al. 2016, Early and long-term responses to Anti-VEGF therapy in DME: Analysis of protocol I Data
(3) Meddevicetracker, HPCUnet (Clearview forecast)
(4) ARVO Annual Meeting Abstract, June 2021, Hennings et al. Prognostic determinants of postoperative pseudophakic macular oedema in a tertiary hospital setting
(5) Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel P.)
(6) Data on file, Skyggn phase 2 study

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24 OCS - 02 in Dry Eye Disease & Uveitis

25 25 Strictly private and confidential Commercially confidential information OCS - 02 First anti - TNFα eye drop for DED & Uveitis High potential commercial impact $ (1) DED Disease and Landscape – DRG Report, Dec. 2020 Upcoming value inflection milestones Positive Ph2 in both indications First biologic eye drop in DED ▪ Next gen. ophthalmic anti - TNFα to directly address core inflammation in DED & Uveitis ▪ 3 clinical Phase 2 studies showed statistically significant efficacy and safety of OCS - 02 in DED and Uveitis ▪ Total addressable US patient population for DED: ~10M (1) ▪ DED: Phase 2b readout expected in 2024 ▪ Uveitis: Phase 2b readout expected in 2024

OCS-02 | DED is a large & growing market opportunity

Underpenetrated with very few patients experiencing lasting relief

Dry Eye Rx drug market in G7 countries in 2019[1]


Corticosteroids (ophthalmic), 3%
Secretagogues, 5%
Aqueous supplements, 0%
LFA-1 Antagonists, 20%
Mucolytics, 0%
~$4bn
in 2019
Calcineurin inhibitors (Ophthalmic), 72%

Significant market opportunity

- Large and growing market forecasted to **reach $7.3bn** in 2029[1]
- Underpenetrated with **only 9%** of diagnosed patients in the US **receiving treatment**[1]
- For those treated, the vast majority are receiving **anti-inflammatory drugs**[1]
- Despite current options, an **under-addressed patient population** with only 13% of patients achieving lasting relief[2]
- Next generation anti-inflammatory drug with **novel MoA** remains a **key unmet medical need** for DED[1]

(1) DRG Dry Eye Disease Landscape and Forecast 2020
(2) Mukamal, R. Why is Dry Eye So Difficult to Treat? 2021 https://www.aao.org/eye-health/tips-prevention/fix-dry-eye-treatment-eyedrops

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27 27 Strictly private and confidential Commercially confidential information OCS - 02 | Ocular surface inflammation, a central role in DED Current understanding of DED has advanced TFOS DEWS II (2020) recognizes the etiological role of ocular surface inflammation and damage in DED (2,3) DED is initiated by desiccating stress and perpetuated by a vicious circle of ocular surface inflammation (3) I nflammation rapidly takes on a central role in sustaining the pathological state (4) Tears from dry eye patients contain significantly increased concentrations of inflammatory cytokines such as TNF α showing correlation to severity of the disease (5) OCS - 02 to provide next generation (biologic) anti - inflammation treatment in ophthalmic context (1) Baudouin C, Aragona P, Messmer EM, et al. Role of hyperosmolarity in the pathogenesis and management of dry eye disease: proceedings of the OCEAN g roup meeting. Ocul Surf, 2013;11:246 - 258. (2) TFOS DEWS II Definition and Classification report, The Ocular Surface 15 (2017), 276 - 283 (3) TFOS DEWS II Pathophysiology report The Ocular Surface 15 (2017) 438 - 510 (4) Baudoin C. Dry Eye Disease, the complex interactions of vicious cycles. EuDES European Dry Eye Society https://www.dryeye - society.com/resources/dry - eye - disease - complex - interactions - vicious - cycles (5) Massingale et al. 2009, Analysis of Inflammatory Cytokines in the Tears of Dry Eye Patients, CORNEA, October 2009, Vol. 28 Issue 9, p 10 23 - 1027 The vicious circles of DED (1)(4)

OCS-02 | First and only topical treatment candidate based on anti-TNFα antibody fragment

Clinically proven MoA with potential transformative impact in ocular diseases of inflammation

Topical Biologic Candidate

OCS-02 is an anti-TNFα antibody fragment formulation with potential to become the first approved topical biologic for DED

✓ **Clinically proven MoA**
Anti-inflammation and anti-necrosis MoA already approved as systemic treatment for ocular disease and with transformative impact in other areas

✓ **Enhanced ocular penetration**
Lower molecular weight allowing for enhanced ocular penetration and higher concentration

✓ **Proprietary genetic biomarker**
Associated with OCS-02 response highlighting the opportunity for a precision treatment in DED

Innovative Antibody Fragment Technology


IgG
Fab
scFv*
(OCS-02)
Regions that bind to neutralize TNFα
Standard antibody frameworks
Framework for OCS-02 optimized for stability and other drug-like properties
149 kDa
48 kDa
26 kDa

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OCS-02 | Anti-TNFα biologic eye drop, intended to address large unsatisfied market

Oculis

Positive Phase 2 / PoC in DED and Uveitis	Advancing into Phase 2b for both indications	Significant Market Opportunity
DED#1 85 pts Phase 2 POC successfully completed	**Dry Eye Disease** Advance OCS-02 in Phase 2b to evaluate signs in DED (with secondary endpoint in symptoms)	The potential to become the **FIRST precision medicine** in Dry Eye Disease – de-risks clinical trial and creates potential market pricing upside
DED#2 131 pts Phase 2 POC successfully completed	Stratification to validate genetic biomarker in severe DED population	A unique benefit in DED given its multifactorial nature and heterogenous patient population
Uveitis 32 pts Phase 2 POC successfully completed	**Uveitis** Advance OCS-02 in Phase 2b as steroid-sparing alternative for chronic and recurring Non-Infectious Anterior Uveitis	Addressable US patient segment for DED: **~10M(1)**

(1) DED Disease and Landscape – DRG Report, Dec. 2020

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30 30 Strictly private and confidential Commercially confidential information -12 -8 -4 0 Reduction in global ocular discomfort score P=0.04 OCS - 02 OCS - 02 | Phase 2a positive results in DED Proof - of - Concept Phase 2 trial evaluating symptoms demonstrated statistically significant reduction in symptoms and well - tolerated profile (1) 0 10 20 Vehicle OCS-02 % Pts with > 20 points improvement P=0.02 18% (12/67 pts) 5% (3/64 pts) % Points Full study population High responders OCS - 02 Vehicle N 67 64 Consistent results in a previous study (2) with fast onset at day 14 reaching and maintaining statistical significance Statistical significance reached in both all - comers and biomarker / high responders Safety: ▪ No meaningful safety findings ▪ Well tolerated Vehicle (1) Predecessor of OCS - 02 (LME636) (1) Note: Presented at ARVO 2021 by KOL (Perez V.) (2) Phase 2a study in acute anterior uveitis; data presented at ARVO, 2021 by KOL ( Galor A.)

31 31 Strictly private and confidential Commercially confidential information OCS - 02 | Biomarker identified for high responders – potential for precision medicine approach Pre - specified exploratory pharmacogenetic analysis focused on the genes relevant to TNF pathway and Sjogren’s syndrome Genetic biomarker for OCS - 02 response Association between gene variants and global ocular discomfort score at treatment day 29 was tested : ▪ Among the gene variants tested, one variant out of 4 showed significant effect on the response to OCS - 02 . ▪ Patients with this gene variant tended to have larger improvement vs other p < 0.0001 ▪ Oculis is planning to further validate OCS - 02 biomarker in the upcoming Phase 2b study Successful Phase 2b will support advancement to Phase 3 while evaluating the potential for a precision medicine for DED Full analysis set 25 15 5 - 5 - 15 - 25 - 35 - 45 - 55 - 65 - 75 - 85 - 95 - 105 # subj. (%) VAS >20 OCS - 02 12 (18%) Vehicle 3 (5%) *P =0.018 High responders: VAS change from baseline >20 Change from Baseline Presented at ARVO 2021 by KOL (Perez V.)

32 32 Strictly private and confidential Commercially confidential information ▪ Significant reduction of anti - inflammatory factors IL1B, IL8, and TNF α was observed in patients with SNP rs1800693 CC genotype and treated with OCS - 02 ▪ High correlation with the biomarker and TNF α mRNA expression ▪ Phase 2b planned for further validation ▪ Biomarker / precision medicine approach provides potential to de - risk Phase 3 probability of success and potential for commercial pricing upside in DED OCS - 02 | Genetic biomarker correlated with TNF α mRNA expression Enables de - risking of program and potential commercial pricing upside IL1B IL8 TN F α LME636 Vehicle * Mixed model repeated measure analysis OCS - 02 Presented at ARVO 2021 by KOL (Perez V.)

33 33 Strictly private and confidential Commercially confidential information 8 weeks TBD OCS - 02 3x/day (TID) Follow - up Screening Vehicle (TID) Follow - up Phase 2b study design: ▪ Randomized, masked, vehicle - controlled study ▪ Multi - center , 10 - week, approx. 180 subjects ▪ Stratification based on genotype (CC SNP) 30 Patients Objectives: ▪ The objective of this study is to evaluate the safety and efficacy of OCS - 02 for the treatment of signs and symptoms of dry eye disease Key Enrollment Criteria: ▪ Subjects with history of DED for 6 mths ▪ Schirmer’s test at baseline < 10 mm ▪ Corneal fluorescein stain > 2 in at least 1 region (inferior, superior) 2 week run in, all subjects Randomization Artificial tears TID Patients who respond to artificial tears will not be randomized OCS - 02 | Phase 2b study in Dry Eye Disease A multi - center, randomized, double - masked, vehicle - controlled study evaluating the safety and efficacy of OCS - 02 for the treatment of signs and symptoms of DED

34 34 Strictly private and confidential Commercially confidential information OCS - 02 | Uveitis unmet need and market opportunity (1) 2020 US adult population (258.3 million): https://www.census.gov/library/stories/2021/08/united - states - adult - population - grew - fas ter - than - nations - total - population - from - 2010 - to - 2020.html#:~:text=In%202020%2C%20the%20U.S.%20Census,from%20234.6%20million%20in%202010 (2) Prevalence of Non - Infectious Uveitis (121 per 100,000): Thorne. JAMA Ophth . 2016 (3) Acharya. JAMA Ophthal. 2013;131(11):1405 Non - Infectious Uveitis Epidemiology 311 252 128 39 0 100 200 300 400 U.S. Patients (K) 81% of NIU are anterior segment (2) 51% of uveitis patients are either chronic or recurrent (3) About 30% experience steroid related SE (4)(5) Ant. Uveitis NIU Chronic or recurrent Patients with SE Future Treatment Paradigm with OCS - 02 (7) OCS - 02 completed positive Phase 2a with topical biologic in Anterior Uveitis Chronic/recurrent patients have the greatest unmet medical need Widespread willingness to Rx OCS - 02 given non - steroidal & topical profile (7) Phase 2 POC Study (6) ▪ OCS - 02 reached its endpoint with statistical significance in a Phase 2 POC study in acute Uveitis ▪ No significant ocular or non - ocular safety findings ▪ Lasting effect observed after end of treatment 56% Responders at Day 15 (Primary endpoint) (1)(2) (4) https://www.college - optometrists.org/clinical - guidance/clinical - management - guidelines/glaucoma_steroid (5) https://www.ncbi.nlm.nih.gov/books/NBK430903/ (6) Phase 2 POC study with OCS - 02 in Acute Anterior Uveitis (data on file & presented at ARVO 2021) (7) Interviews with physicians, Clearview market research

OCS-02 Recap | First anti-TNFα eye drop for DED & Uveitis

Oculis

First biologic eye drop, with new mode of action for DED	▪ Next gen. ophthalmic drug to directly address core inflammation conditions in DED & Uveitis ocs-02: Anti-inflammatory & anti-necrosis (anti-TNFα) NCE
High potential commercial impact	▪ 48% of patients with DED said they followed their treatment carefully, but only 13% experienced lasting relief[1] ▪ Total addressable US patient population for DED: ~10M[2]
Positive Phase 2 in both indications	▪ 3 clinical Phase 2 studies showed statistically significant, positive results on efficacy measures and good tolerability profile of OCS-02 in DED and Uveitis ▪ Biomarker as an upside has potential to further drive Phase 3 de-risking and unique commercial value proposition
Upcoming value inflection milestones	▪ DED: Phase 2b readout expected in 2024 ▪ Uveitis: Phase 2b readout expected in 2024

(1) Mukamal, R. Why is Dry Eye So Difficult to Treat? 2021 https://www.aao.org/eye-health/tips-prevention/fix-dry-eye-treatment-eyedrops
(2) DED Disease and Landscape – DRG Report, Dec. 2020

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OCS - 05 in Neuroprotection Normal vision Early glaucoma Advanced glaucoma

37 37 Strictly private and confidential Commercially confidential information OCS - 05 First SGK neuroprotective candidate in ophthalmology High potential commercial impact $ Upcoming value inflection Data supporting MoA and safety First SGK neuroprotective ophthalmic candidate ▪ Disease modifying drug which protects and repairs neurons ▪ Preclinical data showing neuroprotection by preventing retinal ganglion cell death and improvement of function in MS (1) and AON (2) models ▪ Phase 1 study data demonstrated OCS - 05 was well - tolerated in 48 healthy volunteers ▪ Potential application in ophthalmology including Glaucoma, Geographic Atrophy, Diabetic Retinopathy, and corneal indications such as Neurotrophic Keratitis ▪ Proof - of - concept data readout in AON expected in 2024 (1) Multiple Sclerosis. (2) Acute Optic Neuritis.

OCS-05 | Candidate Overview

SGK-2 activator peptidomimetic small molecule with unique MoA for neuroprotection and potential applications in large ophthalmic disease areas

Disease modifying drug to protect and repair neurons

- Activates neurotrophic signalling pathways supporting neuronal survival and repair

Multiple potential applications:

- Glaucoma
- Dry AMD / Geographic Atrophy
- Diabetic Retinopathy
- Acute Optic Neuritis
- Neurotrophic Keratitis

Unique & Differentiated MOA

OCS-05 targets SGK as part of the neurotrophic factor signalling pathways triggering multiple beneficial affects on apoptosis, anti-oxidation and anti-inflammation



FOXO3
(+)
SGK
(-)
GSK3B
SGK promotes neuronal survival and anti-oxidant effects through FOXO3 and GSK3B
Neuron
OCS-05
(+)
(+)
NDRG1 induces Oligodendrocyte Precursor differentiation and myelination
OCS-05
SGK
NDRG1
Oligodendrocyte

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39 39 Strictly private and confidential Commercially confidential information OCS - 05 to meet critical unmet need in Glaucoma Large unmet need remains despite availability of effective IOP lowering drugs 0 20 40 60 80 100 120 2020 2040 Cumulative incidences of blindness (2) 0% 20% 40% 60% Bilateral At least one eye after 10 years after 20 years “Currently available therapies for Glaucoma only attempt to reduce intraocular pressure , the major risk factor, without addressing the associated Optic Neuropathy and Retinopathy.” (3) “Development of Glaucoma neuroprotective treatment is therefore a pressing unmet medical need . ” (3) “…subset of patients with Glaucoma may have more aggressive disease and may be particularly susceptible to progression, possi bly because of non - IOP - related factors that contribute to retinal ganglion cell (RGC) death and vision loss.” (4) ̴ 80 M people have Glaucoma worldwide – reaching ~ 110 M by 2040 Current medications are insufficient: >20% of patients still go blind in at least 1 eye after 10 years Global number of Glaucoma patients (1) (millions of patients) While SOC drugs reduce IOP (a risk factor), there is no treatment to protect against optic nerve damage SOC: IOP lowering (1) https://www.brightfocus.org/glaucoma/article/glaucoma - facts - figures (2) Peters D, Bengtsson B, Heijl A. Lifetime risk of blindness in open - angle glaucoma. Am J Ophthalmol . 2013;156:724 – 730 (3) Liu, Y., Pang, IH. Challenges in the development of glaucoma neuroprotection therapy. Cell Tissue Res 353, 253 – 260 (2013) (4) Malihi M, Moura Filho ER, Hodge DO, Sit AJ. Long - term trends in glaucoma - related blindness in Olmsted County, Minnesota. Ophthalmology. 2014;121:134 – 141 OCS - 05

40 40 Strictly private and confidential Commercially confidential information OCS - 05 | Promotes neuroprotection Compelling data showing neuroprotection in Glaucoma and AON models OCS – 05 | H&E (4) for RGC (3) density at week 6 (5) High - pressure Glaucoma rat model of neurodegeneration without inflammation Other pre - clinical data: ▪ Reduced axonal loss and demyelination in chemical AON models (curative regimen) with sustained efficacy ▪ Reduce axonal loss in POAG models ▪ Reduce axonal loss and demyelination in inflammatory AON models Eyedrops Intravitreal OCS - 05 shown to promote improvement of clinical function (disability due to vision loss) in experimental autoimmune encephalomyelitis model 0 1 2 3 4 5 D1 D3 D5 D7 D9 D11 D13 D15 D17 D19 D21 D23 D25 D27 D29 D31 D33 D35 D37 D39 D41 D43 D45 D47 Clinical assessment (score) Normal Severe disabilities OCS - 05 100 mpk OCS - 05 50 mpk Placebo Experimental Autoimmune Encephalomyelitis model in mice OCS – 05 | Model of autoimmune AON and MS (5) Treatment initiation OCS - 05, IVT and topical, shown to prevent RGCs (3) damage (the key element in Glaucoma vision loss) (1) Primary Open - Angle Glaucoma (POAG). (2) Experimental autoimmune encephalomyelitis (EAE). (3) Retinal ganglion cell (RGC). (4) Hematoxylin and eosin (H&E) staining. (5) Villoslada P. et al. Neurotherapeutics , published online: 27 February 2019.

41 41 Strictly private and confidential Commercially confidential information OCS - 05 | Protects against loss of Retinal Ganglion Cells AON model: Short term study (5 - day treatment, assessment at day 6) (1) Villoslada P. et al. Neurotherapeutics, published online: 27 February 2019 Sham control in healthy animals Path control: Pathological control 198 144 ** 163 *** 178 0 50 100 150 200 250 Sham control Path control BN201 (35 mg/kg) BN201 (70 mg/kg) Number of Ganglion cells / 6 high power field **p < 0.01 ; ***p < 0.001 compared to placebo Prevention of Retinal Ganglion Cell (RGC) loss (1) Sham control Loss of RGC Placebo OCS - 05 70 mg/kg % of Efficacy 35.9 64.0 Lysolecithin induced demyelinating model in rat ( model of acute optic neuritis) High loss No loss OCS - 05 (70 mg/Kg) OCS - 05 (35 mg/Kg) More RGC remain RGC Visual of RGC Protection

42 42 Strictly private and confidential Commercially confidential information OCS - 05 | ACUITY first - in - patients trial in AON Paving the way to multiple indications ACUITY PoC Study paving the way to multiple indications Acuity PoC Neuro - Retina Phase 1 Animal models Discovery Acute Optic Neuritis (AON) Glaucoma Geographic Atrophy Phase 1: No drug - related side effects ▪ Randomized, double - blind, placebo - controlled, single and multiple ascending dose study of the safety, tolerability and PK of OCS - 05 in adult healthy volunteers (UK, MHRA) ▪ Recruitment of 48 healthy volunteers (36 OCS - 05, 12 placebo) Phase 2a: First - in - Patients Trial in AON ▪ Objective to evaluate safety and efficacy of OCS - 05 compared to placebo in patients diagnosed with a first unilateral AON of a demyelinating origin ▪ Randomized double - blind placebo - controlled, multicentre trial in Europe Ongoing Diabetic Retinopathy CNS: Multiple Sclerosis (MS) Cornea: Neurotrophic Keratitis

OCS-05 recap | First SGK neuroprotective candidate in ophthalmology

Oculis

First SGK neuroprotective ophthalmic candidate	▪ Disease modifying drug which protects and repairs neurons ▪ Potential paradigm shift in treating major blinding diseases by acting directly on retinal neurons
High potential commercial impact	▪ Potential application in ophthalmology including Glaucoma, Geographic Atrophy, Diabetic Retinopathy, and corneal indications such as Neurotrophic Keratitis
Data supporting MoA and safety	▪ Preclinical data showing neuroprotection by preventing retinal ganglion cell death and improvement of function in MS[(1)] and AON[(2)] models ▪ Phase 1 study data demonstrated OCS-05 was well-tolerated in 48 healthy volunteers
Upcoming value inflection	▪ Proof-of-concept data readout in AON expected in 2024

(1) Multiple Sclerosis.
(2) Acute Optic Neuritis.

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44 Summary

45 45 Strictly private and confidential Commercially confidential information Proven track record of efficient capital deployment and execution of key milestone opportunities Financing < 2016 - 2017 Series A ~US $5m Series B1 ~US $20m Series B2 ~US $25m Series C ~US $60m 2018 - 2019 2021 2020 2022 Business Milestones OCS - 01 Optireach ® animal & human POC OCS - 01 Optireach ® clinical validation in DME/retina and Oc Sx OCS - 01 Positive EoP2 with FDA for DME and Ocular Sx commenced Phase 3 studies OCS - 02 Technical development advancement OCS - 05 Neuroprotective disease modifying technology in - licensing OCS - 02 Biologic eye drop Novartis in - licensing

46 46 Strictly private and confidential Commercially confidential information Oculis Intellectual Property Rights Strong IP and market exclusivity Patent Categories Data Exclusivity Last to expire OCS - 01 Formulation Manufacturing Methods of use n/a 2040 OCS - 02 Product Methods of use US biosimilar exclusivity for 12 years and similar in other jurisdictions 2037 (further patents in preparation) OCS - 05 Product Methods of use Up to 7 years in US based on orphan drug designation and similar in other jurisdictions 2040 (further patents in preparation)

Transaction overview

Oculis

PIPE Financing

- Implied post-money enterprise value of $218 million
- $76 million of committed PIPE financing(1) led by LSP 7
- To fund the continued clinical development of pipeline products, as well as for working capital and other general corporate purposes

Pro-Forma Ownership(2)



7%
17%
47%
29%
Seller's Rollover Equity
EBAC Public Shareholders
PIPE Investors
Sponsor Shares

Illustrative Pro-Forma Valuation ($m)

Share Price	$10.00
Pro-Forma Shares Outstanding(2)	43.5
Equity Value	**$435**
(-) Target Net Cash(3)	($29)
(-) Net Cash to Balance Sheet(4)	($189)
Pro-Forma Enterprise Value	**$218**

Sources of Funds ($m)

EBAC Cash in Trust(4)	$128
PIPE Proceeds	$76
Rollover Equity	$203
Total sources	**$407**

Uses of Funds ($m)

Rollover Equity(5)	$203
Cash to Balance Sheet	$189
Transaction Fees (est.)	$15
Total uses	**$407**

(1) $12.7m of the PIPE financing is in the form of a convertible loan agreement at zero percent interest and convertible at closing.
(2) Pro forma share count includes 20.3m seller's rollover shares, 12.8m EBAC public shares, 7.6m PIPE shares and 2.8m Sponsor Shares (including 1.6m of at-risk capital). Excludes impact of ~4.25m EBAC Public Warrants, ~0.15m Private Placement Warrants, 4m Seller Earn-out Shares and Proposed New Equity Incentive Plan.
(3) Oculis cash position of $28.8m as of the end of Q3 2022.
(4) Assumes no redemptions from EBAC trust. Excludes interest earned in the trust. SPAC cash amount subject to change depending on actual interest earned. Approximately $7m in non-redemption agreements committed from existing EBAC investors at announcement.
(5) Based on Company Equity Value under the terms of the BCA, with a pro-forma number of approximately 20.3m shares to be issued to Oculis shareholders as rollover equity.

Strictly private and confidential
Commercially confidential information

47

48 48 Strictly private and confidential Commercially confidential information Financing: Anticipated Use of Net Proceeds Overview ~$100m (1) to drive multiple value catalysts Use of Proceeds Value Driver US $m Purpose OCS - 01 NDA & DME Phase 3 Execution $35 ▪ DME NDA enabling OCS - 02 Phase 3 Readiness In DED and Uveitis $30 ▪ OCS - 02 technical development EoP 2 and Phase 3 readiness OCS - 05 AON PoC, NK, GA, Glaucoma Dev. $15 ▪ Novel technology development, IND enabling and neuroprotection pre - clinical and clinical validation General business including commercial readiness $20 ▪ Phased OCS - 01 Oc Sx commercial readiness Total $100 OCS - 01 35% OCS - 02 30% OCS - 05 15% General & commercial 20% (1) Minimum cash condition.

49 49 Strictly private and confidential Commercially confidential information Recap: Uniquely positioned to build significant value Advanced and diversified product portfolio ▪ Advanced pipeline with 2 Phase 3 and 2 Phase 2 b indications ▪ 10 + Innovative and differentiated clinical and preclinical programs ▪ 1 st Retina eye - drop for Diabetic Macular Edema (DME) ▪ 1 st Biologic eye - drop for Dry Eye Disease (DED) (upside potential from biomarker - driven precision medicine approach) ▪ 1 st Neuroprotective agent for neuro - retina treatment ▪ Targeting critical unmet needs in 3 major ophthalmology segments Poised to deliver innovative therapies Significant commercial potential Near - term value inflection points expected (1) Cystoid Macular Edema (CME). (2) Acute Optic Neuritis (AON). 2023 2024 ▪ OCS - 01 Ocular Surgery Phase 3 readout ▪ OCS - 01 DME Phase 3 (Stage 1) readout ▪ OCS - 01 Ocular Surgery NDA ▪ OCS - 01 CME (1) PoC readout ▪ OCS - 02 DED Phase 2b readout ▪ OCS - 02 Uveitis Phase 2b readout ▪ OCS - 05 AON (2) PoC readout

50 50 Strictly private and confidential Commercially confidential information To drive innovation to save sight and improve eye care Our Purpose